Exhibit 10.24


                    REGISTRATION RIGHTS AND VOTING AGREEMENT


     THIS AGREEMENT is made as of March 27, 2001, by and among UroMed Corporation, a Massachusetts corporation ("UroMed") and the parent of Providence Merger Corporation, a California corporation ("Merger Sub"), the stockholders of SSGI, a California corporation (the "Company"), listed on the signature pages attached hereto (the "Stockholders"), Philip Heintz, as representative (the "Representative") of the Stockholders, and the Heintz Family Trust - 1997, (the "Trust").

     This Agreement is made pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 26, 2001 (the "Merger Agreement"), by and among UroMed, Merger Sub, the Company, the Stockholders and the Trust, whereunder Merger Sub will be merged with and into the Company, the separate existence of Merger Sub will cease and the Company will continue in existence as the surviving corporation in the merger. Except as otherwise defined herein, the capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Merger Agreement.

     In order to induce the Stockholders and the Trust to enter into the Merger Agreement and to consummate the transactions contemplated thereby, UroMed has agreed to provide the registration rights set forth in this Agreement.

     The parties hereto agree as follows:

     1. Definitions.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $0.01 par value per share, of UroMed.

     "Company" has the meaning specified in the preamble.

     "Merger Agreement" has the meaning specified in the preamble.

     "Person" means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

     "Registrable Securities" means (a) any shares of Common Stock issued or issuable under the Merger Agreement to (i) the Stockholders or the Trust in exchange for the shares of common stock of the Company owned by the Stockholders and (ii) to Lee L. Potts, Steven Awe, Brent Heintz and Mark Rollin in exchange for the discharge of the Company's indebtedness to them, and (b) any securities issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a

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combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public through a broker, dealer or market purchaser in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or sold pursuant to an effective registration statement under the Securities Act.

     "Registration Expenses" has the meaning specified in ss.4.

     "Registration Statement" has the meaning specified in ss.2.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Stockholders" has the meaning specified in the preamble.

     "Trust" has the meaning specified in the preamble.

     "UroMed" has the meaning specified in the preamble.

     2. Registration on Form S-3. Within sixty (60) days after the Closing (as defined in the Merger Agreement), UroMed will prepare and file with the Commission a registration statement on Form S-3 or other appropriate form covering all of the Registrable Securities (the "Registration Statement"). The Registration Statement will permit delayed or continuous offerings pursuant to Rule 415 under the Securities Act.

     3. Registration Procedures.

     UroMed agrees to use commercially reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto UroMed will as expeditiously as possible:

         (a) use reasonable efforts to cause the Registration Statement to become effective (provided that before filing the Registration Statement or prospectus or any amendments or supplements thereto, UroMed will furnish to one counsel, selected by the Representative, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel);

         (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration

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     statement effective until the earlier of one year after the filing date or such time as all of the Registrable Securities covered by such registration statement have been sold and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement;

         (c) furnish to each seller of Registrable Securities such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller;

         (d) use commercially reasonable best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such states of the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that UroMed will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

         (e) notify each seller of the Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, UroMed will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by UroMed, each seller of the Registrable Securities will not offer or sell Registrable Securities until UroMed has notified such seller that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to such seller;

         (f) cause all the Registrable Securities to be listed on each securities exchange on which similar securities issued by UroMed are then listed;

         (g) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, UroMed will use commercially reasonable best efforts promptly to obtain the withdrawal of such order.


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     4. Registration Expenses.

     All expenses incident to UroMed's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for UroMed and all independent certified public accountants and other Persons retained by UroMed, UroMed's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance for UroMed and its board of directors and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by UroMed are then listed (all such expenses being herein called "Registration Expenses"), will be borne by UroMed.

     5. Indemnification.

     (a) UroMed agrees to indemnify, protect, defend and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages and liabilities caused by any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are (i) caused by or contained in any information furnished to UroMed by such holder for use therein, (ii) caused by such holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after UroMed has furnished such holder with a sufficient number of copies of the same, or (iii) caused by such holder's sale of Registrable Securities in violation of the proviso to
Section 3(e) hereof.

     (b) In connection with the Registration Statement, each holder of Registrable Securities will furnish to UroMed in writing such information and affidavits as UroMed reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify UroMed, its directors and officers and each Person who controls UroMed (within the meaning of the Securities Act) against any losses, claims, damages and liabilities resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to

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assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Subject to the foregoing terms and provisions of this ss.5(c), each indemnifying party hereunder will reimburse the person entitled to indemnification hereunder for all legal and other expenses reasonably incurred in connection with investigating and defending the action or claim for which such indemnified party seeks indemnification, as such expenses are incurred.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     6. Voting; Board of Directors.

     (a) Each of Philip Heintz, Lillian Heintz and the Trust agree that in connection with any vote of the stockholders of UroMed that each shall vote all Registrable Securities held by him, her, or it (and to cause any Registrable Securities held by his, her or its Affiliates to be voted), either (i) in accordance with the recommendation of UroMed's Board of Directors or (ii) in the same proportion as UroMed's unaffiliated holders of common stock, with UroMed's Board of Directors having the right from time to time to elect between
(i) and (ii) above; provided, that such restriction upon each of Mr. Heintz, Ms. Heintz and the Trust shall terminate upon Mr. Heintz's removal from UroMed's board of directors pursuant to Section 6(b) below (but shall not terminate upon Mr. Heintz's voluntary resignation from UroMed's board of directors). In the event either Mr. Heintz, Ms. Heintz or the Trust transfer any of the common stock held by them to an Affiliate, other than pursuant to Rule 144 or a registration statement, each will cause such Affiliate to agree in writing to be bound by this Section 6. Each of Mr. Heintz, Ms. Heintz and the Trust agree that each of their shares may contain a legend referencing this
Section 6.

     (b) Philip Heintz's acknowledges and agrees that he may be removed from UroMed's board of directors, with or without cause, upon a request for removal by a majority of the board of directors in effect at such time and upon such request, he shall immediately resign from UroMed's board of directors.

     7. Lock Up.

     Each Stockholder and the Trust agreenot to effect (and to cause its Affiliates not to effect) any sale, distribution, pledge or other transfer of any kind (including any "hedging" or other transaction intended to shift or limit risk of ownership) of Registrable Securities (or any interest therein),

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including a sale pursuant to Rule 144 (or any similar provision then in force)
under the Securities Act, during the 120-day period beginning on date hereof. Philip Heintz, Lillian Heintz and the Trust each further agree not to sell, distribute, pledge or otherwise transfer more than twenty-five percent (25%) of the Registrable Securities held by him, her it, as applicable, them in any twelve month period and in the case of Mr. Heintz, hereby acknowledges , agrees that he is subject to and shall abide by the UroMed policies governing sales of UroMed Common Stock by UroMed officers and directors.

     Notwithstanding the above, each of the Stockholders and the Trust shall be permitted, during the 120-day period beginning on date hereof, to transfer the Registrable Securities to a newly formed entity, with such transfer subject to the prior approval of UroMed.

     8. Miscellaneous.

     (a) No Inconsistent Agreements. UroMed will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities under this Agreement.

     (b) Adjustments Affecting Registrable Securities. UroMed will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities.

     (c) Remedies. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, other than the parties hereto and their respective shareholders, any rights or remedies under or by reason of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of UroMed and the Representative (if, and only to the extent that, the rights and obligations of such parties hereto are adversely affected).

     (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other parties hereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) Severability. In the event that any covenant, condition, or other provision herein contained is held to be invalid, void, or illegal by any court

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of competent jurisdiction, the same shall be deemed to be severable from the remainder of this Agreement and shall in no way affect, impair, or invalidate any other covenant, condition, or other provision contained herein.

     (g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (h) Sections and Section Headings. The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.

     (i) Governing Law. This Agreement shall be construed and enforced in accordance with, and rights of the parties shall be governed by, the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction).

     (j) Submission to Jurisdiction; Waivers. Each of the parties hereto, for itself and on behalf of its successors, assigns and transferees, hereby irrevocably and unconditionally:

         (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the Commonwealth of Massachusetts, the courts of the United States of America for the District of Massachusetts, and appellate courts from any thereof;

         (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at its address as provided in clause (k) hereof or at such other address as it shall have notified each of the other parties hereto in the manner provided in clause (k) hereof;

         (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

         (v) waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.


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     (k) Arbitration.

         (i) All disputes or claims arising under or in any way relating to this Agreement shall be settled by arbitration before a panel of three arbitrators (with one designated by UroMed and one designated by the Stockholders and the Trust, and the third arbitrator designated by the first two) pursuant to the rules of the American Arbitration Association. Any arbitrator designated by UroMed or the Stockholders and the Trust must be an "Independent Person." For the purposes of this Section 8(k), an "Independent Person" shall be an individual who is not and has not been (i) a director, officer, employee, agent or shareholder of any party hereto, (ii) a consultant to any party hereto, (iii) a person with a direct or indirect financial interest in any contract with any party hereto, (iv) a director, officer or key employee of a company at a time when such company was party to a contract with any party hereto, or (v) a relative of any person referred to in clauses (i),
(ii), (iii) or (iv) above. As used in the immediately preceding sentence, the term "any party hereto" shall be deemed to include any affiliates of the parties hereto. Any such arbitration shall take place in Boston, Massachusetts. Arbitration may be commenced at any time by UroMed or the Stockholders or the Trust giving written notice to the other party hereto that such dispute has been referred to arbitration under this Section 8(k). The third arbitrator shall be selected as prescribed above, but if the first two arbitrators do not so agree within 30 days after the date of the notice referred to above, the selection shall be made pursuant to the rules of the American Arbitration Association from the Commercial Arbitration Panel maintained by such Association. Any award rendered by the arbitrators shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion of the arbitrators giving the reasons for the award. In making such award, the arbitrators shall be authorized to award interest on any amount awarded. This provision for arbitration shall be specifically enforceable by the Stockholders, the Trust and UroMed and the decision of the arbitrators in accordance herewith shall be final and binding and there shall be no right of appeal therefrom. Each of the Stockholders, the Trust and UroMed shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim for indemnification or any defense or objection thereto was frivolous or in bad faith, the arbitrators may assess, as part of the award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.

         (ii) To the extent that arbitration may not be legally permitted hereunder and the Stockholders, the Trust and UroMed do not at the time of such dispute or claim mutually agree to submit such dispute or claim to arbitration either the Stockholders, or the Trust or UroMed may commence a civil action in a court of appropriate jurisdiction to resolve disputes or claims hereunder. Nothing contained in this Section 8(k) shall prevent the Stockholders, the Trust and UroMed from settling any dispute or claim by mutual agreement at any time.

         (iii) Neither the Stockholders, nor the Trust, nor UroMed shall be precluded hereby from seeking, from the courts of any jurisdiction, provisional or equitable remedies of a type not available in arbitration, including without limitation, temporary restraining orders and preliminary or permanent injunctions, nor shall the pursuit of such provisional or equitable relief

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constitute a waiver or modification of such party's right and obligation to arbitrate any related or unrelated dispute which is otherwise subject to arbitration under this Agreement, unless such waiver is expressed in writing and signed by such party. In the event any person not a party to this Agreement shall commence any interpleader or similar action which either directly or indirectly raises issues which are subject to arbitration hereunder, the Stockholders, the Trust and UroMed shall seek a stay of such proceedings pending arbitration in accordance with this Agreement.

     (l) Notices. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or sent by written telecommunication, as follows:

     If to UroMed:

           UroMed Corporation
           1400 Providence Highway
           Norwood, Massachusetts 02062
           Attention:   Daniel Muscatello
                        President and CEO

           With a copy to:

           John R. Utzschneider, Esq.
           Bingham Dana LLP
           150 Federal Street
           Boston, Massachusetts 02110

     If to the Representative:

           c/o SSGI
           1370 Ridgewood Drive, Suite 20
           Chico, California  95973


           With a copy to:

           W. Stephen Wilson, Esq.
           Tobin & Tobin, P.C.
           500 Sansome Street, 8th Floor
           San Francisco, California 94111-3211

     Any such notice shall be effective (a) if delivered personally, when received, (b) if sent by overnight courier, when receipted for, (c) if mailed, three (3) days after being mailed as described above, and (d) if sent by written telecommunication, when dispatched.


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     (m) Entire Agreement. This Agreement contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof.

     (n) Further Assurances. The parties agree to take such reasonable steps and execute such other and further documents as may be necessary or appropriate to cause the terms and conditions contained herein to be carried into effect.

     (o) Public Statements or Releases. Each of the parties hereto agrees that prior to the consummation of the Closing no party to this Agreement will make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without first obtaining the consent of the other party hereto. Nothing contained in this Section clause (n) shall prevent either party from making such disclosures as such party may consider necessary to satisfy such party's legal or contractual obligations.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties hereto have executed this Registration
Rights Agreement as of the date first above written.


                           UROMED CORPORATION


                           By:  /s/ Daniel Muscatello
                               Daniel Muscatello
                               President and CEO

                           REPRESENTATIVE:


                           /s/ Philip Heintz
                           Philip Heintz


                           STOCKHOLDERS:


                           /s/ Philip Heintz
                           Philip Heintz


                           /s/ Lillian Heintz
                           Lillian Heintz


                           TRUST:


                           HEINTZ FAMILY TRUST - 1997


                           By: /s/ Philip T. Heintz
                               Philip T. Heintz

                           By: /s/ Lillian Heintz
                               Lillian Heintz